SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

__________________________________________________________________________________

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Filing Party:

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Date Filed:

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Changing Parameters Fund

a series of

Northern Lights Fund Trust

17605 Wright Street

Omaha, Nebraska  68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE]

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Changing Parameters Fund (the “Fund”), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [MEETING DATE] at 10:00 a.m., Eastern time, for the following purposes:

1.   To approve a new Investment Advisory Agreement with Changing Parameters, LLC, the Fund’s current adviser.  No fee increase is proposed.

2.   To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [RECORD DATE] are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [MEETING DATE].

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Investment Advisory Agreement) and Proxy Voting Ballot are available at [website].

By Order of the Board of Trustees

_____________________________
James P. Ash, Esq., Secretary

[PROXY DATE]

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Changing Parameters Fund

a series of

Northern Lights Fund Trust

with its principal offices at

17605 Wright Street

Omaha, Nebraska  68130

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE]

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of Changing Parameters Fund (the “Fund”), for use at a Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [MEETING DATE] at 10:00 a.m., Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [PROXY DATE].

The Meeting has been called by the Board for the following purposes:

1.

To approve a new Investment Advisory Agreement with Changing Parameters, LLC, the Fund’s current adviser (“Changing Parameters”).  No fee increase is proposed.

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [RECORD DATE] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 1-866-672-3863.

PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND CHANGING PARAMETERS, LLC.

Background

The primary purpose of this proposal is to enable Changing Parameters, LLC (“Changing Parameters”) to continue to serve as the investment adviser to the Fund.  Changing Parameters is currently owned by Sally Talarico (with approximately a [37%] interest) and Howard Smith (with approximately a [63%] interest).  Ms. Talarico intends to sell her entire ownership interest in Changing Parameters to Howard Smith no later than October 31, 2014 (the “Transaction”).  Upon the closing of the Transaction, Mr. Smith will be the sole owner of Changing Parameters.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the owner of more than 25% of the voting interests of an investment adviser reducing his or her interests to less than 25% is presumed to constitute a “change in control” of the adviser.  The 1940 Act further states that a change in control of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act.  The Transaction, as described above, is presumed to constitute a “change in control” of Changing Parameters for purposes of the 1940 Act and will cause the “assignment” and resulting termination of the current investment advisory agreement with Changing Parameters (the “Current Agreement”).

In order for Changing Parameters to continue to serve as the investment adviser to the Fund, the Trustees are requesting that shareholders approve a new investment advisory agreement with Changing Parameters (the “New Agreement”).  Approval of the New Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.  Changing Parameters has served as the Fund’s investment adviser since the Fund commenced operations on October 2, 2006.  Changing Parameters believes the Transaction will not result in any interruption or decrease in the quality of services provided by Changing Parameters.  The Fund is currently managed by Howard Smith and David Levenson.  Mr. Smith and Mr. Levenson will continue to serve the Fund as co-portfolio managers after the Transaction.

The New Agreement will include several additional provisions that will make it more consistent with the Trust’s advisory agreements for its other funds. These additional provisions relate to the following matters:  required notification in the event of a change in control of the adviser or if the adviser amends its code of ethics, payment of fees for the Trust’s Chief Compliance Officer, proration of the fees paid if the New Agreement is effective for only a portion of a month, proxy voting obligations, and confidentiality of the Trust’s records.  None of these additional provisions will have an effect on the management of the Fund.  Please see the section below entitled “The Advisory Agreement” for a more detailed discussion of the New Agreement’s additional provisions.  Otherwise, the New Agreement will be similar in all material respects to the Current Agreement, except that the date of its execution, effectiveness, and expiration are changed.  The effective date of the New Agreement will be the date shareholders of the Fund approve the New Agreement.

At a meeting on August 12-13, 2014, the Board of Trustees approved an interim advisory agreement between the Trust, on behalf of the Fund, and Changing Parameters (the “Interim Agreement”), and the New Agreement subject to shareholder approval.  The 1940 Act requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of a Fund.  Therefore, shareholders are being asked to approve the proposed New

Agreement with Changing Parameters.  The Interim Agreement allows Changing Parameters to manage the Fund in the event that the Transaction occurs prior to shareholder approval of the New Agreement.

The terms of the Interim Agreement are identical in all material respects to those of the Current Agreement, except that (i) the date of its execution, effectiveness, and termination are changed and (ii) all fees earned by Changing Parameters under the Interim Advisory Agreement will be held in a separate escrow account pending shareholder approval of the New Agreement.  If the Fund’s shareholders approve the New Agreement, the escrowed management fees will be paid to Changing Parameters.

The Advisory Agreement

The Board of Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust or Changing Parameters (“Independent Trustees”), approved the Current Agreement at a meeting on December 10-11, 2013.  Under the terms of the Current Agreement, Interim Advisory Agreement and New Agreement, Changing Parameters is entitled to receive an annual fee from the Fund equal to 1.50% of the Fund’s average daily net assets.  For such compensation, Changing Parameters, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine.

The New Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.  The New Agreement automatically terminates on assignment and is terminable on not more than 60 days’ notice by the Fund.  In addition, the New Agreement may be terminated upon 60 days’ notice by Changing Parameters given to the Fund.

The New Agreement, like the Current Agreement and Interim Advisory Agreement, provides that Changing Parameters shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Additional Provisions of the New Agreement

A summary of the additional provisions of the New Agreement is as follows:

•

The New Agreement provides that the adviser shall provide at least 60 days prior written notice to the Trust of any change in the ownership or management of the adviser, or event or action that could constitute a change of “control” as that term is defined in Section of the 1940 Act. The adviser will also be required to provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of Fund.

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The New Agreement also states that the expenses related to all charges for services and expenses of the Trust’s Chief Compliance Officer shall be allocated to the Fund, and not the adviser.

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The New Agreement requires that the adviser will vote the proxies with respect to the securities in which the Fund is invested in accordance with its proxy voting policy. The adviser is also obligated to provide its proxy voting policy and any amendments to such policy to the Trust.

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The New Agreement provides that the adviser has adopted a written code of ethics that complies with Rule 17j-1 under the 1940 Act and further requires that the adviser provide the Trust with a copy of its code of ethics and evidence that it has been adopted. Additionally, the adviser must provide a written report to the Trust’s Board of Trustees within 45 days of the last calendar quarter that details any material violations of the code, sanctions imposed, and that certifies that the adviser has adopted procedures reasonably necessary to prevent code violations.

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The New Agreement provides that the adviser is required to treat information about the Fund including its holdings as confidential and that the adviser is only allowed to disclose such information subject to approval by the Trust’s Board of Trustees or if the adviser is compelled to disclose such information by law.

Subject to shareholder approval, the Trust will enter into the New Agreement with Changing Parameters.  If the New Agreement with Changing Parameters is not approved by shareholders, the Board of Trustees and Changing Parameters will consider other options, including a new or modified request for shareholder approval of a New Agreement.

The New Agreement is attached as Exhibit A.  You should read the New Agreement.  The description in this Proxy Statement of the New Agreement is only a summary.

Information Concerning Changing Parameters

Changing Parameters is a Delaware limited liability company located at 250 Oak Grove Avenue, Suite A, Menlo Park, California 94025.  The names, addresses, and principal occupations of the principal executive officers and shareholders of Changing Parameters as of the date of this Proxy Statement are set forth below:

Name and Address:	Principal Occupation:
Howard Smith 250 Oak Grove Avenue, Suite A Menlo, Park, CA 94025	Managing Member, President and Chief Compliance Officer
Sally Talarico 250 Oak Grove Avenue, Suite A Menlo, Park, CA 94025	Managing Member

During the fiscal year ended July 31, 2014, under the Current Agreement, the Fund incurred investment advisory fees of [$          ].

Changing Parameters also serves as investment adviser to Changing Parameters Portfolio (“Changing Parameters VIT”), a series of Northern Lights Variable Trust.  As of July 31, 2014, Changing Parameters VIT had assets of $[             ].  Pursuant to an advisory agreement, Changing Parameters receives an annual fee of 1.50% for investment advisory services to Changing Parameters VIT.  Changing Parameters has contractually agreed to waive its fees and/or reimburse expenses of Changing Parameters

VIT, at least until April 30, 2015, such that ordinary annual operating expenses do not exceed 2.25% of Changing Parameters VIT’s average net assets.  This agreement may be terminated by the Board on 60 days’ written notice to the adviser.  Changing Parameters does not currently have an expense limitation agreement in place with respect to the Fund, however the Fund’s ordinary annual operating expenses are currently below 2.25%.

[Evaluation by the Board of Trustees

            Nature, Extent and Quality of Service.  The Trustees noted that Changing Parameters was founded in 2004 and is currently managing approximately $147 million in assets primarily providing investment management services for two mutual funds.  The Board reviewed the background information on the key investment personnel responsible for servicing the Fund and noted the transition of retiring Co-Fund Portfolio Manager Robert Levenson to his son David Levenson.  The Trustees considered that David Levenson has been with the adviser since its founding in 2004 and is intimate with the Fund’s operations and implementation and maintenance of the strategies since that time, to which the Board confirmed its satisfaction.  They discussed the other Co-Fund Portfolio Manager, Howard Smith, who the Board knows well and noted their satisfaction with, who has been with the adviser since its founding in 2004 and has extensive financial industry experience from previous positions held at a major financial services firm and at Changing Parameters.  The Board further noted that one of the firm’s principal owners, who retired in 2010 from active management, will be selling her ownership interests to Howard Smith who will become sole shareholder of the company following the transaction.  The Board discussed the transition in depth and agreed these changes will not have any negative impact on the adviser’s ability to operate and service the Fund effectively.  The Board reaffirmed that the adviser has access to a staff of dedicated financial professionals providing various levels of support and management services to the Fund including trading model development, market research, business development, client service, compliance, and trade execution.  They noted positively that the adviser utilizes a variety of computer based proprietary algorithms, developed and maintained by the adviser, to make its investment decisions generally based on principles of momentum within the markets.  While not all strategy risk can be eliminated, the Board reviewed the adviser’s approach to interest rate and leverage risk and was satisfied that it shortens the duration of the mutual funds and ETFs that it holds, focusing more on sectors of the bond market that fare better in rising interest rate environments and how they limit the use of leverage to when a majority if a sectors quantitative investment models generate buy signals. The Trustees further considered that with a dedicated compliance staff, the adviser monitors compliance with the Fund’s investment limitations by using pre and post trade checklists along with using monthly and quarterly checklists to monitor trading activity.  An additional due diligence process the Board considered positive was that each month the adviser reviews and tests one section of its compliance manual to ensure effectiveness.  The Trustees noted that the adviser reported no material compliance or litigation issues also noting that shareholders of the Fund are also direct clients of the adviser benefiting from additional financial services with no additional charges.  The Board expressed its overall satisfaction with the Changing Parameters organization, strong compliance culture, and its high client retention rate. Upon reviewing and discussing the changes taking place, the Board concluded that they see no reason why the Fund will not continue to benefit from high quality service, which will also benefit the shareholders.

Performance.   The Trustees noted that the Fund is currently rated as a “2 Star” fund by Morningstar, and ranks in the 66th percentile for the one year ended August 6, 2014.  They noted that, when looking at the Fund’s performance statistics over the last 3 years compared to the last five years, the adviser has improved performance in a meaningful amount.  Over the five year timeframe, they further noted, the Fund lagged the Barclays Aggregate benchmark, the Morningstar Multisector Bond category, the Barclays Capital Credit Bond Index, and the adviser’s selected peer group.  The Trustees considered, however, that in the last three years the Fund has outperformed the Barclays Aggregate Bond Index and its peer group, and has also improved its alpha generation.  They discussed that the Fund’s alpha has beaten the Morningstar category average with alpha of 3.94% compared to 3.39%.  The Trustees noted that the Fund has also improved its Sharpe ratio from 0.75% to 1.89%, and this improvement can be attributed to its better upside capture while continuing its low downside capture and reduced standard deviation while maintaining reasonable returns.  The Trustees agreed that the adviser has shown the ability to improve performance and that it has the ability to provide reasonable performance in the future.

Fees and Expenses.   The Trustees noted the adviser charges an advisory fee of 1.50% with an average net expense ratio of 1.75%.  They compared the fee to the peer group average (0.64%) and Morningstar category average (0.57%) noting the fee is higher than any of the funds in the peer group and as high as the highest fund in the Morningstar category.  The Trustees noted favorably the competitiveness of the fee relative to the fees charged by the adviser to its other clients.  The Trustees considered that the portfolio has high turnover, indicating an active strategy and adviser described “dynamic management”, which may support the higher advisory fee.  They further considered the size of peer group funds noting that many are well established mutual fund complexes with national reach, that are on average much larger than the size of the Fund, and may have infrastructure that may permit them to realize significant economies not yet available to the Fund.  The Trustees concluded that the fee is not unreasonable.

Economies of Scale.  The Trustees noted the absence of breakpoints, but considered, given the size of the Fund, breakpoints are not realistic at this time.  They noted that the adviser has indicated its willingness to discuss the matter with the Board as the Fund grows, and its scale and profitability increase.  The Trustees noted that economies do not appear to have been reached at this time, and agreed that the matter of economies of scale would be revisited if the size of either the Fund materially increases.

Profitability.  The Trustees considered the profitability analysis provided by the adviser and noted the adviser realized a net loss in connection with its relationship with the Fund.  The Trustees concluded that the adviser’s level of profitability from its relationship with the Fund is not excessive.

Conclusion.  Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreements and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Fund.]

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Agreement.

OTHER INFORMATION

The Fund is a diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005.  The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  The Fund currently retains Changing Parameters as investment advisor.  Northern Lights Distributors, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Fund.  Gemini Fund Services, LLC, with principal offices located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, provides the Fund with transfer agent, accounting, compliance, and administrative services.

 THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [_____] shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I.  Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal I.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the Proposal I, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

[To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.] As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

[INSERT BENEFICIAL OWNER INFORMATION]

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

[As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.]

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Fund Trust, 80 Arkay Drive, Suite 110, Hauppauge, NY  11788.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies.  NLFT has engaged [], a proxy solicitation firm, to assist in the solicitation.  The estimated fees anticipated to be paid to [] are approximately [$           ].  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Changing Parameters.  In addition to solicitation by mail, NLFT will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Changing Parameters will reimburse them for their expenses in so doing.  Certain officers, employees and agents of NLFT and Changing Parameters may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at 1-631-470-2600, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY  11788.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [MEETING DATE]

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at [WEBSITE].

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated: [PROXY DATE]

If you have any questions before you vote, please call our proxy information line at 1-877-536-1564.  Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote.  You may also receive a telephone call reminding you to vote your shares.  Thank you for your participation in this important initiative.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX YOUR PROXY CARD TO THE NUMBER LISTED ON YOUR PROXY CARD.

Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

and

CHANGING PARAMETERS, LLC

AGREEMENT, made as of [

, 2014], between Northern Lights Fund Trust, a Delaware business trust (the "Trust"), and Changing Parameters, L.L.C., (the "Advisor") located at 250 Oak Grove Avenue, Suite A, 2nd Floor, Menlo Park, CA  94025-2251.

W I T N E S S E T H:

WHEREAS, the Trust intends to engage in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Advisor to render investment advisory and administrative services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Advisor.

1.1 Investment Advisory Services. The Advisor shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Advisor will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Advisor with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Advisor or any Sub-Advisor retained by the Advisor pursuant to Section 7 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the

Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

The Advisor shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Advisor.

1.2 Administrative Services. The Advisor shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are not provided by employees or other agents engaged by the Trust; provided, that the Advisor shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Advisor. Subject to the foregoing, in providing administrative services hereunder, the Advisor shall:

1.2.1 Office Space, Equipment and Facilities. Furnish without cost to the Trust, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Trust's need.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform all of the Trust's executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Trust or by the Advisor acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Advisor's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Trust are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Trust to its shareholders and all reports and filings required to maintain the registration and qualification of the Trust and Trust shares, or to meet other regulatory or tax requirements applicable to the Trust, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Investment Company Act of 1940. The Trust or the Advisor may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days’ prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control”, as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Fund.

2. Expenses of the Trust.

2.1 Expenses to be Paid by Advisor. The Advisor shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors or employees of the Advisor.

In the event that the Advisor pays or assumes any expenses of the Trust not required to be paid or assumed by the Advisor under this Agreement, the Advisor shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Advisor of any obligation to the Trust under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Trust. The Trust shall bear all expenses of its operation, except those specifically allocated to the Advisor under this Agreement or under any separate agreement between the Trust and the Advisor. Subject to any separate agreement or arrangement between the Trust and the Advisor, the expenses hereby allocated to the Trust, and not to the Advisor, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of the Trust's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Trust's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Trust's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Advisor or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Advisor, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of the Trust's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Trust's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Trust shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Trust in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Trust's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Trust to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.17 Compliance Fees. All charges for services and expenses of the Trust’s Chief Compliance Officer.

2.2.18 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

3.1 Fee. As compensation for all services rendered, facilities provided and expenses paid or assumed by the Advisor under this Agreement, each Fund shall pay the Advisor on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of the month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets fo the Fund may be invested from time to time. Such proxies will be voted in a manner that that the Adviser deems, in good faith, to be in the best interest of the Fund and in accordance with the Adviser’s proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust orior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

4.1 Tax Treatment. The Advisor shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

4.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Advisor on behalf of the Trust are the property of the Trust and shall be surrendered by the Advisor promptly on request by the Trust; provided, that the Advisor may at its own expense make and retain copies of any such records.

6. Reports to Advisor.

The Trust shall furnish or otherwise make available to the Advisor such copies of the Trust's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Advisor may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Advisor shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Advisor.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Advisor may retain one or more sub-advisers, at the Advisor's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Advisor under this Agreement and the Advisor shall, subject to Section 9 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Advisor's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Advisor or any affiliated person of the Advisor to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Advisor and its Personnel.

Neither the Advisor nor any director, officer of employee of the Advisor performing services for the Trust at the direction or request of the Advisor in connection with the Advisor's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Advisor shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Advisor or any sub-adviser retained by the Advisor pursuant to Section 7 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Advisor against any liability to the Trust or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Advisor's duties, or by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, officer or employee of the Advisor who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years from the date of this Agreement. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Advisor shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination as to any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust and each Fund may be identified, in part, by the name “Northern Lights.”

17. Declaration of Trust.

The Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Advisor shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Advisor understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Advisor further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Advisor must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality

16. This Agreement shall be governed and construed in accordance with the laws of the State of Nebraska.

17. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

18. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

19. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

                               NORTHERN LIGHTS FUND TRUST

                               By: ____________________________

                                  Name: Andrew Rogers

Title:   President

CHANGING PARAMETERS, LLC.

                               By: ____________________________

                               Name: Howard Smith

                               Title: President

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Changing Parameters Fund	1.50%

[LOGO]

CHANGING PARAMETERS FUND

a series of the Northern Lights Fund Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MEETING DATE]

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Fund Trust (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on [MEETING DATE], 2014 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

______________________________________                   _____________

Signature

Date

________________________________________                 _____________

Signature (if held jointly)

Date

__________________________________________

Title if a corporation, partnership or other entity

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Control Number: “Control Number”
2. Touchtone Phone:	Simply dial toll-free “insert Touchtone #” and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy material, they are available at www.proxyonline.us.  You will need your control number above to log in.

TAGID:

“TAG ID”

CUSIP:  “CUSIP”

CHANGING PARAMETERS FUND

a series of the Northern Lights Fund Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MEETING DATE]

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:   Xx

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.	To approve a new Investment Advisory Agreement between Northern Lights Fund Trust and Changing Parameters, LLC with respect to the Changing Parameters Fund.	□	□	□

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

A copy of the Proxy Statement and sample Proxy Ballot are available online at: [www.proxyonline.us]